Biological Assets (Tables)	12 Months Ended
Mar. 31, 2019
Disclosure Of Reconciliation Of Changes In Biological Assets [Abstract]
Disclosure of continuity of biological assets

The Company’s biological assets consists of seeds and cannabis plants. The continuity of biological assets for the years ended March 31, 2019 and 2018 was as follows:

	March 31,	March 31,
	2019	2018
		(Restated -
		see note 3)

Balance, beginning of year	$16,348	$14,725
Purchases of seeds	-	271
Acquisition / (disposal) of biological assets due to acquisition / disposal of consolidated entity	184	(1,430)
Unrealized gain on changes in fair value of biological assets	167,550	96,721
Increase in biological assets due to capitalized costs	92,733	20,890
Net write-off of biological assets	(21,618)	-
Transferred to inventory upon harvest	(176,222)	(114,829)

Balance, end of year	$78,975	$16,348

Summary of Significant Unobservable Inputs and Range of Values

The significant unobservable inputs and their range of values are noted in the table below. The sensitivity analysis for each significant input is performed by assuming a 5% decrease while assuming all other inputs remain constant:

Unobservable Inputs	Range	Weighted Average	Decrease in Fair Value of Biological Assets at March 31, 2019
Estimated Yield per Plant – varies by strain and is obtained through historical growing results or grower estimate if historical results are not available.	25 grams/plant to 355 grams/plant	86 grams/plant	$(3,892)
Average Selling Price of Dry Cannabis – varies by strain and is obtained through average selling prices or estimated future selling prices if historical results are not available.	$5.00 to $8.96/gram	$7.29/gram	$(7,062)